Worksport Ltd. Announces Impressive SOLIS Solar Cover Test Results

Alpha Launch Set for This Summer; Journalists Invited for Early Access

West Seneca, New York, August 1, 2024 - Worksport Ltd. (NASDAQ: WKSP) ("Worksport" or the "Company"), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is thrilled to announce that its first-to-market SOLIS solar tonneau cover has entered the final live-testing phase, demonstrating impressive results in laboratory assessments. All material to enter Alpha production is on hand.

Pilot SOLIS solar tonneau covers are currently being produced in the Company's state-of-the-art Western New York factory using fully tooled, production-ready components.  This factory will be home to the Worksport's SOLIS Alpha and full-scale production.

The Alpha release of Worksport's Solar Truck Cover and COR portable energy system is set for later this summer, targeting multiple high-growth billion-dollar markets. This strategic Alpha limited launch will focus on influencers and key customers, paving the way for a full market release.

Media and tech journalists are invited to contact Worksport for exclusive early access to the Worksport SOLIS and COR. Contact us at media@worksport.com.

Encouraging Test Results & Cutting-Edge Technology

Proudly developed in North America, SOLIS is poised to deliver unmatched performance and user experience in the portable energy market. The SOLIS has been undergoing live testing on the back of pickup trucks for the past two weeks. It can generate up to 680W of power depending on weather conditions and truck bed sizing, SOLIS ensures optimal energy harvest, making it a game-changer for truck owners and the recreational market at large.

Steven Rossi, CEO of Worksport, stated, "The COR & SOLIS system work as a powerful clean-tech nano grid, generating a significant amount of power every hour. Our test results show that the system can charge up to 45 iPhone 14's per hour, providing clean energy straight from the Sun." Rossi added, "The SOLIS tonneau cover is perfect for the over 60 million pickup truck owners on North American roads. Customers can use their cover to power the campsite, power tools, and even appliances, transforming their trucks into versatile power sources."

Figure 1: The cloud-based data collection and monitoring dashboard on a medium size Worksport SOLIS Solar Tonneau.

SOLIS & COR: A Game-Changer in Portable Energy

The SOLIS system is a cornerstone of the Worksport COR ecosystem. By integrating Worksport SOLIS & MPPT, we have successfully tested optimal energy harvesting and seamless cloud integration allowing information exchange of the embedded power converters. Both Worksport SOLIS & COR will be paired with a cutting-edge mobile app, empowering users with real-time insights into power usage and generation. This innovative approach unlocks a plethora of market opportunities for the Worksport COR ecosystem.

Rafael Oliveira, CTO Designate of Worksport, stated: "Leveraging smart technology, Worksport aims to track solar power generation from all SOLIS covers, making this data accessible to both users and investors. This capability offers numerous advantages, including potential carbon credits, continuous feedback for our R&D efforts, and showcasing the unparalleled energy potential of our products to the world. The potential is real to have hundreds of thousands of SOLIS units travelling the roads globally, representing the largest portable solar microgrid network in the world, all providing real time data. With our live data collection, we could accumulate invaluable data relating to solar irradiance, weather conditions, and solar efficiency in different geographic locations - not to mention track our qualification for carbon credits."

Worksport will now begin final testing of the production ready COR units.

Stay Tuned for More Updates

Investors and tech enthusiasts can look forward to more updates in the coming weeks as Worksport gears up for the Alpha release of SOLIS and COR. The Company will also host its first live earnings call in August to discuss Q2 results and discuss future direction.

Q2 2024 Earnings Call: Sign Up Here [Aug 13, 2024]

Key Press-Releases released in 2024:

  July 30: Worksport to Drive Growth With new Live Sales Platform
  July 11: Worksport Expands Dealer Network
  June 20: Worksport Announces Record Breaking May Sales
  June 13: Worksport Awarded 'Innovator of the Year'
  May 16: Worksport Reports 1,506% Q1 Revenue Surge
  May 8: Worksport Awarded $2.8MM Grant
  April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18: $2.8MM Direct Offering Priced At-The-Market.
  February 7: Infineon and Worksport Announce Collaboration

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

  Investor Newsletter: Investors and customers are invited to follow Worksport's progress as it builds on this momentum and strives to redefine industry standards with each new corporate development.  Link to Newsletter
  Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128
W: investors.worksport.com  E: investors@worksport.com  W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.